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                                                                   EXHIBIT 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 31, 1996 included in MGM Grand, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.




                                  ARTHUR ANDERSEN LLP



Las Vegas, Nevada
March 5, 1997